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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT


                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of Earliest Event Reported): August 26, 2005

                                _________________


                       PEGASUS COMMMUNICATIONS CORPORATION
               (Exact Name of Registrant as Specified in Charter)



          DELAWARE                       0-32383                 23-3070336
(State or Other Jurisdiction     (Commission File Number)       (IRS Employer
      of Incorporation)                                      Identification No.)


C/O PEGASUS COMMUNICATIONS MANAGEMENT COMPANY
             225 CITY LINE AVENUE
          BALA CYNWYD, PENNSYLVANIA                                 19004
   (Address of Principal Executive Offices)                       (Zip Code)


       Registrant's Telephone Number, Including Area Code: (610) 934-7000


                                 NOT APPLICABLE
          (Former Name or Former Address, if Changed Since Last Report)


     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     |_| Written communications pursuant to Rule 425 under the Securities Act
         (17 CFR 230.425)

     |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act
         (17 CFR 240.14a-12)

     |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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ITEM 8.01. OTHER EVENTS.

         On August 26, 2005, Pegasus Communications Corporation (the "Company") received notice from the Nasdaq Listing and Hearing Review Council affirming the May 18, 2005 decision of the Nasdaq Listing Qualifications Panel to delist the Company's Class A common stock from the Nasdaq National Market for failure to comply with the filing requirements, as set forth in Marketplace Rule 4310(c)(14).

         On September 13, 2005, our board of directors decided to postpone the annual meeting of stockholders previously scheduled for September 23, 2005. Details relating to the annual meeting, including the new date of the annual meeting and a new record date, will be announced once they have been finalized.


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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                            PEGASUS COMMUNICATIONS CORPORATION


                                            By       /s/ Scott A. Blank
                                               -------------------------------
                                                     Scott A. Blank,
                                                     Senior Vice President


Date: September 16, 2005